SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Synovus Financial Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                SYNOVUS FINANCIAL CORP.
                                                    (Registrant)

March 20, 1998                                  By:/s/James H. Blanchard
                                                   ---------------------
                                                   James H. Blanchard,
                                                   Chairman of the Board and
                                                   Principal Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen
L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                                    Date: March 20, 1998
-----------------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                   Date: March 20, 1998
-----------------------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer

                                       17


/s/John T. Oliver, Jr.                                  Date: March 20, 1998
-----------------------------------------------
John T. Oliver, Jr.,
Director and Vice Chairman
of the Executive Committee


/s/James D. Yancey                                      Date: March 20, 1998
-----------------------------------------------
James D. Yancey,
Vice Chairman of the Board


/s/Richard E. Anthony                                   Date: March 20, 1998
-----------------------------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                                Date: March 20, 1998
-----------------------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Stephen L. Burts, Jr.                                Date: March 20, 1998
-----------------------------------------------
Stephen L. Burts, Jr.,
President


/s/Thomas J. Prescott                                   Date: March 20, 1998
------------------------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer

/s/Joe E. Beverly                                       Date: March 20, 1998
------------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                   Date: March 20, 1998
------------------------------------------------
Richard Y. Bradley,
Director


/s/C. Edward Floyd                                      Date: March 20, 1998
------------------------------------------------
C. Edward Floyd,
Director



                                       18


/s/Gardiner W. Garrard, Jr.                             Date: March 20, 1998
-----------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/V. Nathaniel Hansford                                Date: March 20, 1998
-----------------------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                                  Date: March 20, 1998
-----------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                     Date: March 20, 1998
----------------------------------------------
Mason H. Lampton,
Director


/s/Elizabeth C. Ogie                                    Date: March 20, 1998
----------------------------------------------
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                         Date: March 20, 1998
----------------------------------------------
H. Lynn Page,
Director


/s/Robert V. Royall, Jr.                                Date: March 20, 1998
----------------------------------------------
Robert V. Royall, Jr.,
Director


/s/Melvin T. Stith                                      Date: March 20, 1998
----------------------------------------------
Melvin T. Stith,
Director


/s/George C. Woodruff, Jr.                              Date: March 20, 1998
----------------------------------------------
George C. Woodruff, Jr.,
Director



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